KOHL'S

expect great things™

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties which could cause our results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to those described on Exhibit 99.1 to Kohl's Annual Report on Form 10-K and other factors periodically described in Kohl's filings with the SEC.

This presentation is being web cast and will be available through the company's web site www.kohls.com through November 2nd, 2007.

Agenda

Maintaining Momentum	**Wes McDonald**
• Three-Year Financial Overview	
Competition & 2007 Initiatives	**Kevin Mansell**
• Merchandising	**Don Brennan**
• Product Development	**Peggy Eskenasi**
• Inventory Management	**Jon Nordeen**
• Marketing	**Tom Kingsbury**
Driving Innovation	**John Worthington**
• Store Experience	
Maximizing Growth	**Larry Montgomery**
• Expansion Plans	
• 2008-2012 Goals	

Maintaining Momentum

Wes McDonald

Chief Financial Officer

Driving Profitable Growth
Outstanding Long-term Performance

Net Sales
(in billions)


15.1% CAGR
$17.0
$13.0
$9.0
$5.0
$1.0
11.7
13.4
15.5
2004
2005
2006

Net Income
(in millions)


25.6% CAGR
$1,300
$1,100
$900
$700
$500
$300
$100
$703
$842
$1,109
2004
2005
2006

Operating Margin 2004-2006


15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
10.2%
10.6%
11.7%
2004
2005
2006

2006 Operating Margin Percent


15.0%
10.0%
5.0%
0.0%
11.7%
9.7%
9.5%
4.1%
8.7%
5.9%
KOHL'S
JC Penney
Macy's
Dillard's
Target
Wal-Mart

Return on Invested Capital 2004-2006


15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
9.9%
10.3%
13.0%
2004
2005
2006

Free Cash Flow 2004 - 2006


(In Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$18
$54
$305*
2004
2005
2006

*Adjusted for sale of credit card receivables

Spring 2007 Results

	2007 $	2007 %	2006 $	2006 %	% Inc
Sales	$7,161,250		$6,497,843		10%
Gross Margin	$2,714,245	37.9%	$2,394,713	36.9%	13%
S,G&A	$1,696,264	23.7%	$1,528,644	23.5%	11%
Depreciation & Amortization	$210,834	2.9%	$189,377	2.9%	11%
Preopening	$17,337	0.2%	$19,059	0.3%	-9%
Operating Income	$789,810	11.0%	$657,633	10.1%	20%
Net Interest	$20,688	0.3%	$20,206	0.3%	2%
Income Before Taxes	$769,122	10.7%	$637,427	9.8%	21%
Provision for Taxes	$290,945	4.1%	$237,825	3.7%	22%
Net Income	$478,177	6.7%	$399,602	6.1%	20%
Dilutive EPS	$1.48		$1.17		26%

KOHL'S
expect great things

Competition and Strategic Initiatives

Kevin Mansell

President

Research Shapes Our Direction

- Category and customer segment performance (NPD)
- Kohl's credit card data base
- Customer service scorecards
- Weekly national sales survey
- Continuous ad tracker
- Brand and product research

Key Industry Trends

- Apparel and Footwear has grown modestly over past three years
- Specialty stores lead growth from an industry segment perspective
- Kohl’s and Target lead industry from a retailer perspective

Top 10 Apparel and Footwear Retailers

2004	Share
1. Wal-Mart	9.7%
2. Federated/May	7.8%
3. Gap Inc	6.2%
4. JCPenney	5.6%
5. Target	4.1%
6. Kohl's	**3.9%**
7. Limited Brands	2.6%
8. Nordstrom	2.5%
9. Sears	2.4%
10. Dillard's	2.4%

2005	Share
1. Wal-Mart	10.3%
2. Federated/May	7.3%
3. Gap Inc	5.7%
4. JCPenney	5.4%
5. Target	4.3%
6. Kohl's	**4.2%**
7. Limited Brands	2.4%
8. Nordstrom	2.4%
9. Dillard's	2.2%
10. Sears	1.9%

2006	Share
1. Wal-Mart	10.3%
2. Federated/May	6.3%
3. JCPenney	5.3%
4. Gap Inc	5.3%
5. Target	4.8%
6. Kohl's	**4.7%**
7. Limited Brands	2.5%
8. Nordstrom	2.5%
9. Dillard's	2.2%
10. Sears	1.9%

Source: NPD Fashionworld

Kohl's Performance By Line of Business

Kohl's	2004 Share	2006 Share	2004-2006 CAGR	Strongest Subcategory Growth
Total Kohl's	3.9%	4.7%	17.1%	
Men's Apparel	3.9%	5.0%	20.2%	Young Men's; Business/Dress
Women's Apparel	4.3%	5.3%	17.1%	Juniors', Active and , Special Sizes
Footwear	2.4%	2.8%	17.1%	Dress and Casual
Children's Apparel	4.8%	5.3%	13.0%	Infant/Toddler; Girls 7-16

Source: NPD Fashionworld

2006 Market Share

	Total Share	Misses	Juniors'	Special Sizes	Men's	Young Men's	Childrens'	Footwear
Kohl's	**4.7%**	**5.3%**	**7.0%**	**4.0%**	**5.5%**	**4.7%**	**5.3%**	**2.8%**
Wal Mart	10.3%	7.8%	5.6%	10.7%	11.4%	8.7%	20.3%	6.0%
Target	4.8%	3.9%	4.4%	2.5%	3.4%	2.8%	12.3%	2.3%
JC Penney	5.3%	5.2%	5.6%	5.5%	7.1%	6.6%	6.2%	2.6%
Macy's	5.8%	7.9%	7.9%	6.5%	7.8%	5.1%	3.0%	3.3%
Gap	5.3%	7.1%	5.6%	4.3%	4.3%	6.3%	9.6%	-

Key Consumer Trends

- Rising customer expectations
- Less, but more meaningful stuff
- An interconnected life
- Age of the smart shopper

Key Opportunities To Gain Market Share

- Delivering relevant assortments across all of our market clusters
- Satisfying our customer's needs consistently for style, size, color and quality
- Building share of wallet through cross-shopping strategy

Company Key Initiatives

- Merchandise content
- Inventory management
- Marketing
- Store experience

Organizational Structure


L. Montgomery
Chairman
& CEO
K. Mansell
President
D. Brennan
Sr. EVP
T. Kingsbury
Sr. EVP
J. Worthington
Sr. EVP
J. Boyle
EVP - GMM
Women's/Access.
J. Manby
EVP-GMM
Children's/Men's
R. Seeger
EVP-GMM
Footwear/Home
P. Thomas
EVP-GMM
Jewelry/Jrs.
J. Nordeen
EVP
Planning&
Allocation
P. Eskenasi
EVP
Product
Development
J. Gardner
EVP
CMO
J. Lesko
EVP
IS/Admin.
K. Bonning
EVP
Logistics
J. Grosso
EVP
Stores
J. Havner
EVP
OSA
T. Jeffries
EVP
HR.
R. Schepp
EVP
Gen. Counsel
W. McDonald
EVP-CFO

KOHL'S
expect great things™

Merchandising
Don Brennan
Senior Executive Vice President

Women

- Capitalize on dressy/career opportunity
  - broaden assortment offerings with key brands
  - build wardrobe fundamentals
  - continue to elevate quality
- Target the 25 - 34 year old customer
  - growth in updated and contemporary sportswear
  - introduce new brands to support customer preferences
  - create appropriate store and marketing experience

Women

- Gain share in Special Sizes
  - reflect key elements of Misses success
- Accelerate the growth of intimate apparel
  - launch and expand new brands
  - improve in-store experience

Accessories

- Capture the market share opportunity in handbags
  - improve the balance between casual and dress
  - grow updated and contemporary business
  - capitalize on cross-shopping opportunity in handbags
  - create a more dynamic in-store experience
- Aggressively grow beauty business
  - capitalize on the success of fragrance
  - continue to raise awareness of beauty

Jewelry

- Establish Kohl's as a jewelry destination
  - grow fine jewelry categories
  - introduce and market new bridge categories
  - capitalize on cross-shopping opportunity
  - create a year-round gift business
  - deliver an innovative new store experience

Juniors

- Deliver a more complete product offering to meet her style needs
- Build share with the 16 - 24 year old customer
  - Differentiated in-store experience
  - Target marketing to junior customer
- Capitalize on cross-shopping opportunity

Men

- Target the 25 - 34 year old for accelerated growth
  - increased focus on updated and contemporary sportswear
  - continue to improve lifestyle merchandise presentation

- Capitalize on the importance of active wear
  - branded performance active wear focus
  - team market share opportunity

Men

- Continue to gain significant share in dress clothing and furnishings
  - expand assortments and add capacity
  - introduce new categories and brands
- Continue to gain market share in Young Men
  - build share with the 19 - 24 customer
  - focus on denim market share opportunity
  - market directly to this consumer with key brands
  - focus on assortment tailoring for West Coast lifestyle brands

Children

- Focus on private brand growth to deliver unbeatable value
  - introduce a classic opening price point brand – Jumping Beans
  - improve value on all private brands with better quality and style
- Differentiate Kohl's through exclusive brand growth
  - build at better and best price points – Hawk, Candies and Chaps
- Focus on key national brands
  - Carter's, Levi, Nike

Footwear

- Build more complete assortments that complement apparel
  - maintain dominant position in athletic footwear with Nike
  - strengthen women's footwear across lifestyles and price points
  - build market share with 13-24 year old
  - capitalize on cross-shopping opportunity
- Improve in-store purchase conversion
  - focus on improving in-stocks on floor

Home

- Drive Textiles business with accelerated growth in Bedding and Bath
  - expansion of exclusive brands drives growth
  - better balance assortments with a focus on updated and contemporary
  - continue to improve in-store experience
- Capitalize on market share opportunity in Housewares
  - Food Network launched across multiple classifications
  - national brands are an important driver in cookware
  - maintain dominant share in Kitchen Electrics

Exclusive and Private Brand Launches and Brand Extensions

	Classic	Updated	Contemporary
Best	CHAPS EST. 1978	Casa Cristina food network	Candie's SimplyVera VERA WANG
Better		TONY HAWK	df daisy fuentes ELLE
Good	jumping beans	moments™ Fits every minute of your day	apt.9™

KOHL'S
expect great things™

Product Development
Peggy Eskenasi
Executive Vice President

Build world class product development capabilities to deliver the absolute best value in our private and exclusive brands….

Primary Opportunities

- Delivering Value
  - Quality
  - Trend
  - Design
  - Costing
- Concept to Customer
  - Cycle Time Reduction Implementation

Delivering Value

Delivering Value: Quality

- Weekly meetings of PD management reviewing quality
- Increase vendor and associate training on quality and construction
- Establish and enforce consistent procedures and standards for private and exclusive brands
- Increase number of inspections by 20% with increased emphasis on pre-process and in-process

Delivering Value: Trend

- Trend creates the platform of delivering value
- Messages align across departments
- In-store graphics sell key trends
- Tabs drive big ideas
- Merchandise presentation influences the right purchase decision

Delivering Value: Design

- New York design for licensed brands
- Milwaukee design for private brands
- West Coast design
- Test program
- Consistent brand execution across classifications

Delivering Value: Costing

- Reverse Auction
  - Reduce costs
  - Efficient factories
  - Advantageous markets
- Leveraged Sourcing
  - Exploitation of trade agreements
  - Raw materials

Concept to Customer

Cycle Time Reduction Implementation

Concept to Customer - New Calendars

Core Process 1:

30 Weeks


Trend and Financial Plan
Develop and Sample with Staggered Workflow
Production (Includes Fabric Orders)
Shipping
Dist.
Fast Track

Core Process 2:

25 Weeks


Trend and Financial Plan
Develop and Sample with Staggered Workflow
Production (Includes Fabric Orders)
Shipping
Dist.
Fast Track

Concept to Customer – Fast Track


Concept
Line Close /Start Production
X-Factory
In-DC
Customer
Development
Production
Shipping
Dist.

15 weeks: includes new fabric, trim and art

KOHL'S
expect great things™

Inventory Management

Jon Nordeen

EVP – Planning & Allocation

Inventory Management

- Assortment tailoring by store
- Delivering precise inventories
- Maximizing inventory effectiveness

Assortment Tailoring By Store

- All departments are represented in all stores
- Most items are offered in all stores
- Penetration varies based on customer style preferences
- Timing may be adjusted based on climate

Assortment Tailoring By Store


Buyer/Planner Choices
Base assortment for each market cluster
Select store substitution
Additions/ subtractions based on store size
Store Assortment Assembly
Systems Generated Outputs
Store Assortments
Orders
Store Allocations
Customized floor plan updates

Delivering Precise Inventories

- Inventory = presentation minimum + weeks of supply
  - 100% of receipts - systems internally developed
- Supply chain responsive to actual selling
  - 100% of receipts – systems internally developed
- Size mix by store optimized by demand
  - 50% of receipts affected; systems – internally developed and partnership with SAS

Delivering Precise Inventories


Size Optimization
Presentation Requirements and Demand Forecast
Responsive Supply Chain
Store Inventory
Sales
Markdown Optimization

Maximizing Inventory Effectiveness

- Size Optimization
  - currently realizing benefits; biggest benefit in 2008
- Markdown Optimization
  - effective in all stores in February 2007; move to store-based algorithm from metro-based algorithm in Q3 2007

KOHL'S

expect great things™

Marketing

Tom Kingsbury

Senior Executive Vice President

Primary Opportunities

- Identify customer and brand insights to grow our business
- Drive the business through increased share of wallet
- Increase return on marketing investment

Winning our customers hearts

We already personally know 5 million Kohl's brand lovers: The MVC customers...

Insight: MVC's are Brand Lovers of Kohl's – their total store purchasing behavior and attitude demonstrate they see and shop Kohl's differently than other customers

Brand Lover

- Chooses Kohl's first
- See Kohl's as a total solution, shop multiple departments
- Passionate
- Value with high emotional benefits

Others

- Shop Kohl's for items on sale
- Shop 1 or 2 departments
- Transactional Customers
- Chase the sale/price, then the store

Biggest Opportunity
Grow Share Of Existing Customers Wallets



$300	$1,000	$3,000
Overall Today: 10% of Annual Spend	MVC's Today: 33% of annual spend	

Category Awareness & Consumer Consideration


Women's Apparel
Handbags
Fine Jewelry
Consideration
Awareness

Optimizing Our Return On Marketing Investment

- Understand marketing's impact on driving Kohl's sales
- Determine effectiveness of brand and event media allocation
- Identify contribution and ROI of each media and marketing tactic to sales


KOHL'S
expect great things
the 50% off SALE
TWO DAYS ONLY


KOHL'S
expect great things
BIG DEALS SALE
FPO
senior citizens
take an extra
15% off


KOHL'S
BIG one
100
NIGHT OWLS
FRIDAY 3PM-11PM
EARLY BIRDS
SATURDAY 7AM-1PM


KOHL'S
expect great things
mvcnow


KOHL'S
expect great things
mvcnow

Holistic Communications Plan


television
direct mail
newspaper inserts
public relations
magazines
radio
internet
events/ buzz
Kohls.com
billboards
guerilla marketing
in-store graphics and presentations

E-Commerce

What's New & Upcoming

- August 2007 Kohls.com relaunch
  - Improved search
  - Easier checkout
  - Better Homepage and product presentation
- September 2007
  - MVC website with exclusive offers for MVC customers
  - Simply Vera Wang & Food Network microsites creating a unique brand experience
  - Execution of segmented and triggered e-mails
- October 2007
  - Virtually all in-store SKU's available on-line
  - New enhanced Gift Shop for easier Holiday shopping
  - Single page checkout

What's Next

- Evolve the organization structure to better support growth
- Invest the necessary capital to fund technology and fulfillment infrastructure needs
- Continue to develop website functionality each year to improve presentation and create an exciting shopping experience
- Continue to increase assortment available beyond what is offered in the stores
- Improve online Marketing capabilities to better support both internet and brick-and-mortar
- Implement Multi-channel capabilities

KOHL'S
expect great things™

Continually Innovating

John Worthington

Senior Executive Vice President

Primary Opportunities

- Satisfying changing consumer expectations
- Positioning Kohl's as the industry leader in convenience technology
- Staying ahead of the competition through all store merchandise initiatives, new store innovation and our remodel program

Customer Expectations

Fulfilled & Accomplished

Discovery & Expression

Practical, Easy Shopping

Brands, Value, Convenience

Technology - Next Generation POS

Modern, efficient and improved customer experience



Technology - Multi Channel Concepts

- Seamless shopping in-store and on-line
- Shopping Kohl's.com in store
  - Extended assortments
  - Finding size & color
- Gift registry options


GIFT REGISTRY
BRIDAL AISLE
LITTLE ONES
SPECIAL DAYS


KOHL'S

Visual Enhancements 2006






apt.9



- Young Men Denim zone
- Men reflow by lifestyle
- Men Dress intensification
- Jewelry components & T-wall
- Fragrance presentation
- Chaps for Her/Kids/Shoes
- Misses strikepoints - apt. 9 & Daisy
- Intimate Apparel navigation
- Home reflow by lifestyle
- Bedding strikepoints

Visual Enhancements 2007


CHAPS
EST. 1978




food
food

- Simply Vera Vera Wang launch
  - Apparel / Accessories / Intimates / Sleepwear / Home / Shoe / Jewelry
- Men's strikepoints – apt 9. & Chaps
- Junior strikepoints
- Chaps Home launch
- Bedding luxe strikepoint
- Food Network launch
- Hallmark fixturing upgrades
- Wayfinding & directional signage

Competition - Innovation Phase 1


KOHL'S





Competition - Innovation Phase 1








MISSES
CHECKOUT
SERVICES



Competition - Innovation Phase 2


29.99

Competition - Innovation Phase 2


JEWELRY SHOP

Competition - Innovation Phase 2


PRICE CHECK
SALE
ONE
15% Off

Competition - Innovation Phase 2


SALE
35% Off

Remodel Program


KOHL'S
KOHL'S
KOHL'S

KOHL'S
expect great things™

Maximizing Growth

Larry Montgomery
Chairman & CEO

What's Happened since Boston?

- Opened 244 stores
- Remodeled 34 stores
- Introduced new innovation store prototype
- Opened Northern California DC
- Launched new exclusive brands:
  - Chaps for Women, Tony Hawk, AB Studio, Casa Christina, Elle, Simply Vera Vera Wang, Food Network
- Extended private and exclusive brands:
  - Candies, Chaps, Daisy, apt. 9, Tony Hawk
- Introduced "Expect Great Things"
- Strengthened our organizational structure

Financial Accomplishments since Boston

- Sales
  - 15% CAGR over last three years
- Operating Margin
  - new high of 11.7% in 2006
- Net Income
  - 25% CAGR over last three years
- Stewardship of Capital
  - completed $2 billion share repurchase after sale of credit card receivables; additional $2.5 billion program approved this month

Investing for the Long Term

- People
  - develop talent from within augmented by key outside hires
- Technology
  - committed to maintaining and improving our systems
- Real Estate
  - Evaluate stores for remodeling, expansion or relocation

Retail Landscape

- Traditional department stores
- Regional competitors
- Discounters
- Specialty retailers

2008-2012 Expansion

- Targeting over 1400 stores by 2012
- Mix of prototype (88K) and small (68K) and urban stores (130K)
- Split by year dependent upon timing of real estate opportunities

2008-2012 Objectives

- Sales
  - total sales increases per year of 9% - 11% CAGR
  - comparable store sales increases of 2% - 4%

- Operating Margin
  - 13% - 13.5% by 2012

- EPS Growth
  - GAGR of 15% - 17% over the period

2008-2012 Objectives

- Capital Expenditures
  - $1.6 - $1.7 billion annually
- Free Cash Flow
  - Continued improvement in each year
  - 2012 target of $1.2 - $1.4 billion
- ROIC
  - 14% by 2012
- Credit Rating
  - Commitment to maintaining a minimum rating of BBB+/Baa1


KOHL'S

Appendix

Store Expansion Over Last 10 Years


1050
950
850
750
650
550
450
350
250
150
50
(50)
Existing Stores (Opened more than 12 months)
New Store Openings (Opened less than 12 months)
Store Closings
17.7% CAGR
182
32
213
32
(1)
259
46
320
61
382
62
457
75
542
85
637
95
732
95
817
85
929
112
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

KOHL'S
expect great things

112 Stores in 2007


17
17
15
8
8
22
25
Distribution Centers

929 Stores at YE 2007


27
149
275
128
125
93
132
Distribution Centers

Breakdown By Region

929 Stores at EOY 2007


Northwest
3%
Southeast
13%
Midwest
30%
Mid-Atlantic
10%
South Central
14%
Northeast
14%
Southwest
16%